                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   WM TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

(WM GROUP OF FUNDS LOGO)
    P.O. Box 9757
    Providence, RI 02940-9757

January 2, 2004

Dear U.S. Government Securities Fund Shareholder:

     The enclosed proxy statement solicits your vote as a shareholder of the U.S. GOVERNMENT SECURITIES FUND for the purpose of approving amendments to the Fund's investment policies. The changes will enable the Fund to invest to a limited extent in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund is currently limited to investing only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements that are secured by U.S. government securities. The Fund's Board of Trustees would like to change the investment policies of the Fund to permit it to invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government. The Fund is not changing its investment objective, which is to seek to provide a high level of current income consistent with safety and liquidity.

     WM Advisors, Inc. (the "Advisor") believes that allowing the Fund the flexibility to invest a portion of its assets in these securities will provide additional opportunities to diversify further the Fund's investment portfolio and potentially enhance performance. You are also being asked to vote on proposals that would allow the Fund to invest a portion of its assets in other investment companies and to enter into financial futures contracts. It is anticipated that the Fund may use this flexibility to invest in other mutual funds for purposes of managing the Fund's cash positions or, in using financial futures contracts, to manage the Fund's sensitivity to changes in interest rates. While the changes will increase the Fund's ability to make other types of investments, the Advisor has indicated that, except for investments by the Fund in mortgage-backed securities of other issuers, it has no current intention of changing the way in which it manages the Fund and no changes to the way the Fund is managed will be made without the approval of the Fund's Board of Trustees. However, these changes are also being proposed to reserve flexibility should the Advisor and the Fund's Board of Trustees believe implementing other investment practices would be in the best interests of the Fund and are being requested now to avoid the time and expense to the Fund of calling another special shareholder meeting in the future.

     This proxy statement is designed to give you detailed information about each proposal. After you have reviewed this material carefully, I encourage you to follow the Board of Trustees' recommendation by voting "FOR" each of the proposals.

     A special meeting of shareholders has been scheduled for February 10, 2004 at 10:00 a.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using the methods indicated on the enclosed proxy card.

     Please note that the Advisor regularly analyzes existing practices in its continuous efforts to improve relative performance. The proposed changes are based on extensive research and are designed to enable the Fund to serve better your needs as a shareholder. The Board and the Advisor feel strongly that the amendments proposed are in your best interests. Your vote is important to us and will help ensure that the proposal in the proxy statement can be acted upon. We look forward to receiving your signed proxy card soon.

Sincerely,

/s/ William G. Papesh
WILLIAM G. PAPESH
President

                                     Q & A
           U.S. GOVERNMENT SECURITIES FUND INVESTMENT POLICY CHANGES

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees (the "Board") of WM Trust I has scheduled a special meeting of shareholders of the U.S. Government Securities Fund (the "Fund") for February 10, 2004 at 10:00 a.m., Pacific Time for the purpose of approving changes to the Fund's investment policies. These changes will, among other things, enable the Fund to invest, to a limited extent, in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Board and WM Advisors, Inc. (the "Advisor") believe that the proposed amendments would be in the best interest of shareholders and recommend that you vote "FOR" their approval.

Q. WHAT ARE THE CHANGES I'M BEING ASKED TO VOTE ON?

The Fund is currently limited to investing only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements that are secured by U.S. government securities. The Board would like to change the investment policies of the Fund to permit the Fund to invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities.

You are also being asked to vote on proposals that would allow the Fund to invest in other registered investment companies. The Advisor expects that these investments may be used for purposes of managing its cash positions. For example, the Advisor might choose to invest to a limited degree in money market funds. The Board is also recommending that the Fund be allowed to enter into financial futures contracts for purposes of managing the Fund's sensitivity to changes in interest rates.

Each of these proposals is described in more detail in the proxy statement.

Q. WHAT IS THE BENEFIT OF ALLOWING THE FUND TO INVEST IN SECURITIES NOT GUARANTEED BY THE U.S. GOVERNMENT?

The Advisor believes that allowing the Fund the flexibility to invest a portion of its assets in these securities would provide additional opportunities to diversify further the Fund's investment portfolio and potentially enhance performance.

However, as with any investment strategy, these potential benefits may or may not be realized.

Q. WILL THIS CHANGE THE WAY THE FUND IS MANAGED?

Except for investments by the Fund in mortgage-backed securities that are not issued or guaranteed by the U.S. government, the Advisor has no current intention of changing the way it manages the Fund. The Advisor may decide in the future to invest in other registered investment companies or to enter into financial futures contracts. However, the Fund would utilize these investment strategies only when the Advisor believes doing so would be in the best interests of the Fund and then only with Board approval. The Advisor and the Board believe that the modification of these fundamental investment policies, as described in the proxy statement, will enhance the Fund's ability to respond to changing market conditions and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can use any of the following convenient methods:

     - Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

     - Touch tone telephone -- please refer to your proxy card.

     - Internet -- please refer to your proxy card.

Your vote is important to us and will help ensure that the proposals in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your financial representative or call (800) 222-5852. Thank you for your time, consideration and vote.

                                   WM TRUST I
                        U.S. GOVERNMENT SECURITIES FUND

                       NOTICE OF MEETING OF SHAREHOLDERS

     A Meeting of Shareholders (the "Meeting") of U.S. Government Securities Fund (the "Fund"), a series of WM Trust I (the "Trust"), will be held on February 10, 2004 at 10:00 a.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101 for the following purposes:

          I. To consider the proposed amendment to and elimination of certain of the Fund's fundamental investment policies, as described in the attached Proxy Statement.

          II. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on December 15, 2003 are entitled to notice of and to vote at the Meeting.

                                           By order of the Trustees,

                                           John T. West, Secretary

January 2, 2004

                            YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND
   MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE
                          REPRESENTED AT THE MEETING.

                                   WM TRUST I
                        U.S. GOVERNMENT SECURITIES FUND

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust I (the "Trust") for use at the Special Meeting of Shareholders of the U.S. Government Securities Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Pacific Time, on February 10, 2004 at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about January 2, 2004.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101 OR BY CALLING (800) 222-5852.

I. GENERAL

     All shareholders of record of the Fund as of the close of business on December 15, 2003, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding as of the Record Date was 104,416,918.

     Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO AND ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES, AS DESCRIBED HEREIN. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

     The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast for that proposal. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on each proposal.

     Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc., the Fund's investment advisor (the "Advisor"), and its affiliates. The Trust has retained Management Information Services ("M.I.S."), P.O. Box 9107, Hingham, MA 02043, pursuant to its standard contract to aid in the tabulation of proxies.

     The costs of retaining M.I.S. and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Fund. The anticipated cost associated with the solicitation of proxies by M.I.S. is $35,000.

II. AMENDMENT TO AND ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

THE PROPOSALS

     The primary purpose of the proposed amendment to and elimination of certain of the Fund's fundamental policies is to enable the Fund to invest to a limited extent in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. (A "fundamental" policy is one that cannot be changed without the approval of a "majority of the outstanding voting securities," as defined below, of the Fund.) Because eliminating the fundamental investment policy of the Fund that prohibits investment in securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities would require shareholder approval, the Advisor is proposing that, at the same time, certain of the Fund's other fundamental investment policies be modified to provide additional investment flexibility.

     Except for investments by the Fund in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Advisor has indicated that it has no current intention of changing the way in which it manages the Fund, although the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. If the Advisor were to take advantage of such flexibility, the Fund would be exposed to certain risks, which are described in greater detail in the description of the proposals below. The Advisor and the Trustees believe that the proposed amendment to and elimination of the Fund's fundamental investment policies, as discussed below, will enhance the Fund's ability to respond to changing market conditions, and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future. If approved by shareholders, the proposed changes to the Fund's investment policies will take effect on March 1, 2004.

  PROPOSAL 1.

     The Advisor proposes that the following fundamental policy of the Fund be eliminated:

     "that the Fund may invest only in U.S. Government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. Government securities."

     If this proposal is approved, the Advisor currently expects that the Fund will invest in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities such as whole-loan, collateralized mortgage obligations and pass-through securities, and securities backed by home equity loans. In addition to the risks applicable to investments in mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, these investments may be subject to a greater degree of credit risk, as their issuers may be more likely to fail to meet their obligations to the Fund. Mortgage-backed and asset-backed securities are subject to the risk of interest rate fluctuations, which may be compounded because these securities may be prepaid. The maturities of these securities vary based on prepayment rates and tend to lengthen when it is least desirable -- when interest rates are rising. The yield of the Fund may also be affected by the reinvestment of prepayments at higher or lower rates than the original investment.

     Although the Advisor has indicated that it has no current intention to do so, the change would also permit the Advisor to invest Fund assets in other non-U.S. government securities, including unsecured debt instruments and securities rated in the lowest rating category by Moody's Investors Service or Standard & Poor's and unrated securities of comparable quality. Investments in non-U.S. government securities, particularly unsecured debt instruments, may entail greater risks, including the risk of interest rate fluctuations and issuer default. Non-U.S. government securities and unsecured debt instruments generally involve greater price volatility and risk of principal and income, and may be less liquid than securities issued or guaranteed by the U.S. government, its agencies and/or instrumentalities.

     The Advisor believes that allowing the Fund the flexibility to invest a portion of its assets in these securities would provide additional opportunities to diversify further the Fund's investment portfolio and potentially enhance performance. The Trustees have also approved the following non-fundamental policy that effectively limits investments in these securities:

     "under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations."

  PROPOSAL 2.

     The Advisor proposes that the following fundamental policy of the Fund be eliminated:

     "that the Fund may not invest less than 80% of its assets in obligations guaranteed by the U.S. government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations."

     As noted in Proposal 1 above, the Trustees have approved the following non-fundamental policy that is similar in many respects to the fundamental policy that is proposed to be eliminated: "under normal market conditions, the

Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations." Because it is non-fundamental, this policy may be changed by the Trustees without shareholder approval, which the Advisor and the Trustees believe may enhance the Fund's investment flexibility.

     For a description of the risks that may be associated with the elimination of this fundamental policy, see Proposal 1 above.

  PROPOSAL 3.

     The Advisor proposes that the following fundamental policy of the Fund be eliminated even though its elimination is not expected to have a current effect on the way the Fund is managed:

     "that the Fund may not invest in other investment companies (except as part of a merger)."

     The proposed elimination of this policy would permit the Fund to invest in other investment companies. Although it has no current intention of changing the way the Fund is managed, the Advisor is proposing to eliminate this policy because it wishes to reserve the ability to invest in other investment companies, such as money market funds, for purposes of managing the Fund's cash positions. However, eliminating this investment policy would also permit the Fund to invest in other investment companies subject only to its other investment policies and the restrictions of applicable law. Investments in other investment companies would subject the Fund to the risks of each investment company in which it invests, and, in addition to its own operating expenses, the Fund would bear its proportional share of the expenses of such investment companies.

 PROPOSAL 4.

     The Advisor proposes that the following fundamental policy of the Fund be eliminated:

     "that the Fund may not invest in common stocks or other equity securities."

     The proposed elimination of this policy would permit the Fund to invest in common stocks or other equity securities, including preferred stocks, warrants, and shares of other investment companies. Although it has no current intention of changing the way the Fund is managed, the Advisor is proposing to eliminate this policy because it wishes to reserve the ability to invest its cash in other investment companies. However, eliminating this investment policy would also permit the Fund to invest in other equity securities subject only to its other investment policies and the restrictions of applicable law. Investments in common stocks or other equity securities entail certain risks, including the risk of broad equity market declines as well as more specific risks affecting the issuer such as management performance, industry problems and reduced demand for the issuer's goods. Such issuers may also be highly leveraged, which may lead to increased volatility in the price of the issuer's equity securities.

PROPOSAL 5.

     The Advisor proposes that the following fundamental policy of the Fund be modified through the addition of the bolded text:

     "that the Fund may not invest in real estate or commodities; PROVIDED, HOWEVER, THAT THE FUND MAY INVEST WITHOUT LIMIT IN FINANCIAL FUTURES CONTRACTS."

     Although the Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company to maintain a policy regarding its investments in commodities, the 1940 Act does not require such a company to restrict its investments in commodities. The proposed revision to the Fund's fundamental policy regarding commodities would permit the Fund to purchase financial futures contracts, whether or not such instruments might be considered to be commodities or commodity contracts.

     The use of futures contracts entails certain risks, including the risk that the Advisor may be unable correctly to forecast market movements. Should markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the imperfect correlation between movements in the prices of futures and movements in the price of the securities and currencies hedged or used for cover may result in unanticipated losses. The Fund's ability to dispose of its positions in futures contracts will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts.

                                 *  *  *  *  *

     Although, except as noted above, the Advisor has no current intention of changing the way in which it manages the Fund, the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. The Advisor and the Trustees believe that the elimination of these fundamental investment policies will enhance the Fund's ability to respond to changing market conditions and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future.

TRUSTEES' RECOMMENDATION

     THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR EACH OF THE PROPOSALS.

     Approval of each proposal requires the vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III.  ADDITIONAL INFORMATION

     The Trust is an open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Fund is the successor to Composite U.S. Government Securities, Inc., which was organized in 1982. The Trust is a series investment company with 11 investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

INFORMATION ABOUT THE ADVISOR

     WM Advisors, Inc., the Fund's investment advisor, is registered under the Investment Advisers Act of 1940, as amended, and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington

Mutual, Inc. The principal address of each is 1201 Third Avenue, Seattle, Washington 98101.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER.

     The Fund's Transfer Agent is WM Shareholder Services, Inc., which has a principal business address of 1201 Third Avenue, Seattle, Washington 98101. The Principal Underwriter is WM Funds Distributor, Inc., which has a principal business address of 12009 Foundation Place, Suite 350, Gold River, California 95670.

OWNERSHIP OF SHARES AND VOTING INFORMATION

     As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Fund as a whole. The Board of Trustees has adopted a policy pursuant to which each Trustee is required to have invested at least one year's Trustees' fees in one or more of the funds in the WM Group of Funds. The following table shows each Trustee's aggregate range of shares owned in the WM Group of Funds.

                       EQUITY SECURITIES OWNERSHIP TABLE
                                (DOLLAR RANGES)
                            (AS OF THE RECORD DATE)

                                                      AGGREGATE DOLLAR
                                                       RANGE OF SHARES
                                                        OWNED IN THE
                                                      WM GROUP OF FUNDS
------------------------------------------------------------------------
  INDEPENDENT TRUSTEES*
  Wayne L. Attwood, M.D.                                      C
  Kristianne Blake                                            E
  Edmond R. Davis, Esq.                                       D
  Carrol R. McGinnis                                          E
  Alfred E. Osborne, Jr. Ph.D.                                B
  Daniel L. Pavelich                                          E
  Jay Rockey                                                  E
  Richard C. Yancey                                           E
------------------------------------------------------------------------
  INTERESTED TRUSTEES
  Anne V. Farrell                                             D
  Michael K. Murphy                                           C
  William G. Papesh                                           E

---------------

 * For purposes of this table, the term "Independent Trustee" means those Trustees who are not "interested persons" as defined by the 1940 Act.

A = $1 to $10,000
B = $10,001 to $50,000
C = $50,001 to $100,000
D = $100,001 to $250,000
E = over $250,000

     As of the Record Date, except as noted below, no persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                              PERCENTAGE OF
                                                  SHARES       OUTSTANDING
                                               BENEFICIALLY      SHARES
                                                  OWNED           OWNED
                                               ------------   -------------
CLASS I
WM Strategic Asset Management Portfolios.....   66,345,475        100%
  1201 Third Avenue
  Seattle, Washington 98101

OTHER MATTERS

     In the event that a quorum is not present for purposes of acting on the proposals, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on such proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in the proposals described in the Notice of Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

     The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

January 2, 2004

                                                              VOTE TODAY BY MAIL

          --Please fold and detach card at perforation before mailing--

                                   WM TRUST I
                         U.S. GOVERNMENT SECURITIES FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 10, 2004

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints William G. Papesh and John T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the U.S. Government Securities Fund (the "Fund"), a series of WM Trust I, on February 10, 2004 at 10:00 a.m. Pacific time (the "Meeting"), and any adjournment(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Date:
                                                -------------------------------

                                           ------------------------------------

                                           ------------------------------------

                                           Signature(s) (if held jointly)

                                           NOTE: Please sign exactly as your
                                           name appears on this proxy card.
                                           All joint owners should sign. When
                                           signing as executor, administrator,
                                           attorney, trustee or guardian or as
                                           custodian for a minor, please give
                                           full title as such. If a
                                           corporation, please sign in full
                                           corporate name and indicate the
                                           signer's office. If a partner, sign
                                           in the partnership name.

          --Please fold and detach card at perforation before mailing--

Please fill in the boxes as shown using black or blue ink or number 2 pencils. PLEASE DO NOT USE FINE POINT PENS. [X]


In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the Meeting or any adjournment(s) thereof. The Trustees recommend a vote FOR each Proposal.

1.   Eliminate the Fund's fundamental policy regarding investment only in U.S.                  [ ] For  [ ] Against  [ ] Abstain
     government securities
2.   Eliminate the Fund's fundamental policy regarding investment of at least 80% of its        [ ] For  [ ] Against  [ ] Abstain
     assets in U.S. government securities
3.   Eliminate the Fund's fundamental policy prohibiting investment in other investment         [ ] For  [ ] Against  [ ] Abstain
     companies (except as part of a merger)
4.   Eliminate the Fund's fundamental policy prohibiting investment in equity securities        [ ] For  [ ] Against  [ ] Abstain
5.   Amend the Fund's fundamental policy regarding investments in real estate or                [ ] For  [ ] Against  [ ] Abstain
     commodities

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. VOTE TODAY BY MAIL USING THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT A WM GROUP OF FUNDS REPRESENTATIVE AT (800) 222-5852.